SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                November 16, 2004
     Date of Report........................................................
                        (Date of earliest event reported)

                              USAA Acceptance, LLC
     ......................................................................
             (Exact name of registrant as specified in its charter)


    State of Delaware              333-112241            71-0898378
...............................  .................   ..................
(State or other jurisdiction      (Commission          (IRS Employer
     of incorporation)             File No.)        Identification No.)


            9830 Colonnade Blvd., Suite 600, San Antonio, Texas 78230

.......................................................................
                    (Address of principal executive offices)


                                                     (210) 498-0299
Registrant's telephone number, including area code....................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events
          ------------
Item 8.01.  Other Events.
            ------------

         The Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank, National Association is attached hereto as
Exhibit 25.2.


Section 9 Financial Statements and Exhibits
          ---------------------------------
Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

         (a)  Financial statements of businesses acquired;

              None

         (b)  Pro forma financial information:

              None

         (c)  Exhibits:

              Exhibit 25.2

              The Form of T-1, Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank, National Association.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              USAA Acceptance, LLC



                              By:        /s/  Michael Broker
                                 ---------------------------------
                                              Michael Broker
                                              Vice President



Date:  November 16, 2004

                                  EXHIBIT INDEX


Exhibit
  No.             Description of Exhibit
-------           ----------------------

25.2 The Form of T-1 Statement of Eligibility under the Trust Indenture Act of 1939 of JPMorgan Chase Bank, National Association is attached hereto as Exhibit 25.2